SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549











                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report September 27, 1996
               ------------------


                                   NELX, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Kansas                         0-21210                84-0922335
- ---------------                  ------------          ------------------
(State or other                  (Commission             (IRS Employer
jurisdiction of                  File Number)          Identification No.)
incorporation)



10200 W. 44th Ave. #400, Wheat Ridge, CO          80033
- ----------------------------------------        ----------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code 303-422-9497
                                                   ------------

Item 1.  Changes in Control of Registrant
         --------------------------------

         None.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         None.

Item 3.  Bankruptcy or Receivership
         --------------------------

         None.

Item 4.  Changes in Registrants Certifying Account
         -----------------------------------------

         None.

Item 5.  Other Events
         ------------

     On August 28, 1996, NELX, Inc. entered into a stand-still agreement to negotiate regarding acquisition of a home care management company. The home care company was represented to have approximately $400,000 a month gross revenue and a substantial net profit.

     On September 25, 1996 the stand-still agreement was terminated due to lack of financial information from the home care company.


Item 6.  Resignation of Directors
         ------------------------

         None.

Item 7.  Financial Statements Pro Forma Financial & Exhibits
         ---------------------------------------------------

         Financials - None.

         Exhibits - None.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 27, 1996                          NELX, Inc.


                                                  /S/  WESLEY F. WHITING
                                                  ------------------------------
                                                  Wesley F. Whiting, President